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                                                                 EXHIBIT 10.9(a)

                            FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (hereinafter "Amendment") is made this 8th day of July 1996, by and between McCANDLESS LIMITED, a California limited partnership (Landlord") and ENVISION SURGICAL SYSTEMS, INC., a California corporation doing business as Novacept ("Tenant").

                                    RECITALS

                  A. Tenant currently leases from Landlord approximately eight thousand six hundred and fifty (8,650) square feet of space located at 1047 Elwell Court, Palo Alto, California (the 'Premises") pursuant to that certain lease dated August 26, 1993 ("Lease").

                  B. The Lease provides for a termination date of August 25, 1996.

                  C. Tenant desires to extend the term of the Lease pursuant to paragraph 56 of the Lease and Landlord is willing to extend the term of the Lease on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Term. The term of the Lease is hereby extended for an additional two (2) years and six (6) days, so that the term of the Lease shall extend to and include August 31, 1998. The period commencing on August 26, 1996 and ending on August 31, 1998 is referred to herein as the First Extended Term.

                  2. Basic Rent. Paragraphs 4 (a) and 5 of the Lease are hereby amended to provide that the amount of basic rent due and payable under the Lease during the First Extended Term shall be Eleven Thousand Ninety-Three and 63/100 Dollars ($11,093.63) per month from September 1, 1996 until August 31, 1997 and Eleven Thousand Five Hundred and Four and 50/100 Dollars ($11,504.50) per month from September 1, 1997 until August 31, 1998 as described below:

September 1, 1996 until August 31, 1997       $11,093.63/mo.

September 1, 1997 until August 31, 1998       $11,504.50/mo.

The basic rent during the last six days of August, from August 26, 1996 to August 31, 1996, shall be one thousand six hundred forty-three and 50/100 Dollars ($1,643.50), the prorated share of August, 1996 basic rent at the rate of $8,217.50 per month prevailing during the last lease month of the original Lease.

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                  3. Restatement of Other Lease Terms. Except as specifically modified herein, all other terms, covenants and conditions of the Lease, including Tenant's obligation to pay common area charges, shall remain in full force and effect.

                  4. Landlord's Address. For purposes of notification as provided in paragraph 38 of the Lease, Landlord's address is hereby changed to:

                                        McCandless-Simons
                                        P.O. Box 872
                                        Los Altos, CA 94023-0872

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         LANDLORD:

                         McCANDLESS LIMITED,
                         a California limited partnership

                         By: /s/ Charles S. McCandless
                         ---------------------------------------------------
                                        Charles S. McCandless, as Trustee
                                        under the Charles S.McCandless and
                                        Jean A. McCandless Inter Vivos Trust
                                        Agreement dated January 25, 1977, a
                                        General Partner
                                           7-8-96
                         ---------------------------------------------------
                                            (Date)

                         TENANT:

                         ENVISION SURGICAL SYSTEMS, INC.,
                         a California corporation, dba Novacept.

                         By: /s/ Csaba Truckai
                         ---------------------------------------------------
                                  (Signature)

                                 CSABA TRUCKAI
                         ---------------------------------------------------
                                  (Printed Name)

                               V. P. OF R. & D.
                         ---------------------------------------------------
                                  (Title)

                                  07.01.96
                         ---------------------------------------------------
                                    (Date)

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